   As filed with the Securities and Exchange Commission on January 14, 1998.

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): JANUARY 14, 1998


                            EXCEL REALTY TRUST, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          MARYLAND                      1-12244                 33-0160389
 (State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)


    16955 VIA DEL CAMPO, SUITE 100
        SAN DIEGO, CALIFORNIA                                      92127
(Address of Principal Executive Offices)                        (Zip Code)


                                 (619) 485-9400

              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

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         This Current Report on Form 8-K is filed by Excel Realty Trust, Inc., a
Maryland corporation, in connection with the matters described herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The exhibits listed in the following index relate to the Registration Statement (No. 333-24615) on Form S-3, as amended, of the Registrant and is filed herewith for incorporation by reference in such Registration Statement.

        (c)  Exhibits.

             1.01 Underwriting Agreement dated January 8, 1998 between Excel Realty Trust, Inc. and Smith Barney Inc.

             1.02 Terms Agreement dated January 8, 1998 between Excel Realty Trust, Inc., Smith Barney Inc., A.G. Edwards & Sons, Inc., Morgan Stanley & Co. Incorporated, Paine Webber Incorporated, and Prudential Securities Incorporated

             4.01 Articles Supplementary filed with the Secretary of State of the State of Maryland on January 12, 1998

             4.02 Deposit Agreement dated January 13, 1998 between Excel Realty Trust, Inc. and BankBoston, N.A., as Depositary, and all holders from time to time of the Depositary Receipts

             4.03   Form of Depositary Receipt

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 1998                  EXCEL REALTY TRUST, INC.

                                        By: /s/ RICHARD B. MUIR
                                            ----------------------------
                                                Richard B. Muir
                                                Executive Vice President
                                                and Secretary


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                                 EXHIBIT INDEX

EXHIBIT NO.                   DESCRIPTION                                           PAGE
-----------                   -----------                                           ----
   1.01        Underwriting Agreement dated January 8, 1998 between Excel Realty
               Trust, Inc. and Smith Barney Inc.

   1.02        Terms Agreement dated January 8, 1998 between Excel Realty Trust,
               Inc., Smith Barney Inc., A.G. Edwards & Sons, Inc., Morgan
               Stanley & Co. Incorporated, Paine Webber Incorporated, and
               Prudential Securities Incorporated

   4.01 Articles Supplementary filed with the Secretary of State of the State of Maryland on January 12, 1998

   4.02        Deposit Agreement dated January 13, 1998 between Excel Realty
               Trust, Inc. and BankBoston, N.A., as Depositary, and all holders from time to time of the Depositary Receipts

   4.03        Form of Depositary Receipt